UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2006

ENTREMETRIX CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-33109	81-0444479
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18101 Von Karman Avenue, Suite 330, Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-798-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On January 24, 2006, the board of Directors of Entremetrix, Inc. elected Mark Absher to the Entremetrix Board of Directors.

Mr. Absher, age 44, is currently working for LifeWay Christian Resources as their Staff Attorney. From 1997-2004, Mr. Absher served as Corporate Counsel for The National Community Foundation based in Brentwood, Tennessee. From 1990 to 1996, Mr. Absher served as Corporate Counsel for TTC Illinois which provided management support services to the transportation industry. Mr. Absher holds an undergraduate Bachelor of Arts degree and a Juris Doctorate Degree from The John Marshall Law School in Chicago. Mr. Absher is a former law clerk for the Illinois Appellate Court and for the 7th Circuit Federal bankruptcy court in Chicago.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTREMETRIX, INC.
(Registrant)

Date: January 25, 2006.
/s/ Scott Absher
Scott Absher, CEO